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                          JPMORGAN TAX AWARE FUNDS

                  JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
                       (A SERIES OF JPMORGAN TRUST I)
                               SELECT CLASS

                      SUPPLEMENT DATED AUGUST 15, 2005
                 TO THE PROSPECTUS DATED FEBRUARY 19, 2005

     CHANGES TO FUND MANAGERS FOR TAX AWARE LARGE CAP GROWTH FUND. The following information replaces the text under the heading "The Funds' Management and Administration - The Portfolio Managers - Tax Aware Large Cap Growth Fund" in the Prospectus is hereby deleted in its entirety and replaced with the following:

Giri Devulapally is the portfolio manager for the Tax Aware Large Cap Growth Fund. Mr. Devulapally is a Vice President of JPMIM which he joined in 2003. Prior to joining JPMIM, Mr. Devulapally worked for T. Rowe Price for six years where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

                                                                SUP-TALCG-805